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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

FORMFACTOR, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
000-50307 (Commission File Number)		13-3711155 (IRS Employer Identification No.)
	7005 Southfront Road, Livermore, CA (Address of principal executive offices)	94551 (Zip Code)
(925) 290-4000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

        Exhibit 1.01 contains the form of Underwriting Agreement proposed to be entered into by FormFactor, Inc. and the underwriters in connection with FormFactor's proposed offering of its Common Stock pursuant to its Registration Statement on Form S-3 (File Number 333-132183), and its prospectus supplement and accompanying prospectus for such offering.

Exhibit Number	Exhibit Title or Description
1.01	Form of Underwriting Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2006	FORMFACTOR, INC.
	By:	/s/ STUART LOWELL MERKADEAU Stuart Lowell Merkadeau Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
1.01	Form of Underwriting Agreement

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SIGNATURE
EXHIBIT INDEX